UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2026

TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Road, Building 1
North Billerica, Massachusetts 01862
(Address of Principal Executive Offices and Zip Code)

(781) 466-6400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	TGEN	NYSE American, LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2026, the following proposals were submitted to stockholders of Tecogen Inc. (the “Company”) at its 2026 Annual Meeting of Stockholders:

Proposal 1: Election of directors: to elect the following seven (7) individuals as directors of the Company:

John M. Albertine
Angelina M. Galiteva
John N. Hatsopoulos
Susan F. Hirsch
Earl R. Lewis, III
Abinand Rangesh

Proposal 2: Ratification of appointment of auditors: to ratify the appointment of Wolf & Company, P.C. as independent registered public accountants for the Company for the year ending December 31, 2026.

Proposal 3: Non-binding advisory vote to approve the compensation paid to named executive officers of the Company in 2025.

Proposal 4: Non-Binding advisory vote regarding the frequency of say-on-pay votes.

Results of Voting

The number of votes cast for and against, and the number of abstentions and broker non-votes, with respect to each proposal voted upon are set forth below.

Proposal 1: Election of directors

All of the nominees received at least a plurality of the votes cast by stockholders entitled to vote thereon and therefore each of the nominees were elected to serve as directors of the Company to hold their positions until the 2027 annual meeting of stockholders or until their resignations or their successors are duly elected and qualified. The votes were as follows:

Nominee	Voted For	Vote Withheld	Broker Non-Votes

John M. Albertine	13,505,051	1,618,970	6,979,317
Angelina M. Galiteva	12,515,490	2,608,531	6,979,317
Ahmed F. Ghoniem	13,480,135	1,643,886	6,979,317
John N. Hatsopoulos	14,880,472	243,549	6,979,317
Susan F. Hirsch	12,415,281	2,708,740	6,979,317
Earl R. Lewis, III	14,868,394	255,627	6,979,317
Abinand Rangesh	14,982,917	141,104	6,979,317
Proposal 2: Ratification of appointment of auditors

The holders of a majority of the shares entitled to vote thereon voted in favor of the ratification of the appointment of Wolf & Company, P.C. to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026. The votes were as follows:

Voted For	Voted Against	Abstain

21,962,817	12,606	127,915

Proposal 3: Non-binding advisory vote on compensation paid to named executive officers in 2025

A majority of the votes cast at the meeting approved the compensation paid to named executive officers of the Company in 2025. The votes were as follows:

Voted For	Voted Against	Abstain

14,940,604	47,130	136,287

Proposal 4: Non-binding advisory vote on frequency of say-on-pay votes

A majority of the votes cast at the meeting voted to recommend that say-on-pay votes be held every three years. The votes were as follows:

One Year (Every Year)	Two Years (Every Other Year)	Three Years (Every Third Year)

4,275,925	30,503	10,631,078

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
June 5, 2026	Abinand Rangesh, Chief Executive Officer